SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2005

CONTRIBUTING EMPLOYEE OWNERSHIP PLAN

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530, Clayton, MO	63105-3443
(Address of principal executive offices)	(Zip Code)

(314) 480-1400

(Registrant’s telephone number, including area code)

501 Merritt 7, P.O. Box 4500, Norwalk, CT 06856-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants

On May 12, 2005, the Olin Corporation Contributing Employee Ownership Plan (the “Plan”) dismissed KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Plan. On June 3, 2005, the Plan engaged Amper, Politziner & Mattia, P.C. (“Amper”) as the Plan’s new independent registered accounting firm for the year ended December 31, 2004.

The audit reports of KPMG on the financial statements of the Plan as of and for the years ended December 31, 2003 and 2002, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2003 and 2002, and through May 12, 2005, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Plan, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in its reports on the financial statements for such year, or (2) reportable events.

The Registrant requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the foregoing statements. A copy of such letter, dated June 27, 2005, is filed as exhibit 16.1 to this Form 8-K.

Neither the Plan nor anyone on its behalf consulted with Amper during the fiscal years ended December 31, 2003 and 2002 and through June 3, 2005, regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the financial statements of the Plan; or (c) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the disclosures in this report to Amper and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. Amper has advised that it does not intend to furnish such a letter to the Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
16.1	Letter of KPMG, LLP in re: change in independent registered public accounting firm, dated June 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION CONTRIBUTING EMPLOYEE OWNERSHIP PLAN

By:	Members of the Pension and
CEOP Administrative Committee

/s/ D. R. McGough
D. R. McGough

/s/ S. E. Doughty
S. E. Doughty

/s/ D. C. Lockwood
D. C. Lockwood

/s/ M. T. DeRosa
M. T. DeRosa

Date: June 27, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit
16.1	Letter of KPMG, LLP in re: change in independent registered public accounting firm, dated June 27, 2005.